UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: ISC8, Inc. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 8:14-bk-15750-SC
	Operating Report Number: 4
	For the Month Ending: **31-Dec-14**

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			984,077.22
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			582,387.15
3. BEGINNING BALANCE:			401,690.07
4. RECEIPTS DURING CURRENT PERIOD:			
Accounts Receivable - Post-filing		0.00	
Accounts Receivable - Pre-filing		0.00	
Transfer from Other DIP Accounts		0.00	
Transfer from Closed Accounts		0.00	
DIP Funding		875,000.00	
**Other (Specify)	COBRA payment	7,176.54	
TOTAL RECEIPTS THIS PERIOD:			882,176.54
5. BALANCE:			1,283,866.61
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		166,213.94	
Disbursements (from page 2)		209,185.92	
TOTAL DISBURSEMENTS THIS PERIOD:***			375,399.86
7. ENDING BALANCE:			908,466.75

8. General Account Number(s): USBANK-5565

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/07/2014	1046	Jones, Neal Devin	Travel & Expenses		138.00	138.00
11/13/2014	1052	Jones, Neal Devin	Travel & Expenses		504.95	504.95
11/21/2014	1063	Microsoft Corporation	Software License		1,199.40	1,199.40
12/01/2014	1064	Bay, Kirsten	Travel & Expense		1,773.70	1,773.70
12/01/2014	1065	Cioffi, Jan	Travel & Expense		303.09	303.09
12/01/2014	1066	Coppertree Partners LP	Rent - Kalmus		3,300.00	3,300.00
12/01/2014	1067	Dell Financial Services	Equipment Lease		3,502.71	3,502.71
12/01/2014	1068	First Insurance Funding	Business Insurance		3,380.69	3,380.69
12/01/2014	1069	Global IP Networks	Server Storage		750.00	750.00
12/01/2014	1070	Guardian	EE Benefits		1,155.32	1,155.32
12/01/2014	1071	Millis, Scott	Travel & Expense		3,173.54	3,173.54
12/01/2014	1072	Regus	Rent - Texas		2,162.90	2,162.90
12/01/2014	1073	Time Warner Cable	Utilities		439.75	439.75
12/01/2014	1074	United Healthcare	EE Benefits		7,268.76	7,268.76
12/03/2014	TRNSF	Payroll - USBank 65532	Payroll	14,568.74		14,568.74
12/03/2014	TRNSF	Tax - USBank 65540	Payroll - Tax	34,985.01		34,985.01
12/04/2014	TRNSF	Flex - USBank-19224	EE Flex Contributions	176.41		176.41
12/05/2014	TRNSF	Flex - USBank-19224	EE Flex Contributions	176.41		176.41
12/09/2014	1075	Incorporating Services LT	Misc -		780.00	780.00
12/09/2014	1076	Mainsail Creative	Web Design		1,500.00	1,500.00
12/09/2014	1077	Escrow Associates LLC	Misc -		418.75	418.75
12/09/2014	1078	FedEx	Office Supplies		32.08	32.08
12/09/2014	1079	Merit Network, Inc.	Server Storage		925.00	925.00
12/09/2014	1080	Bay, Kirsten	Travel & Expense		619.20	619.20
12/09/2014	1081	Colonial Life	EE Benefits		408.50	408.50
12/09/2014	1082	Computershare Inc.	SEC Compliance		1,312.87	1,312.87
12/09/2014	1083	FedEx	Office Supplies		124.50	124.50
12/09/2014	1084	Jones, Neal Devin	Travel & Expense		549.10	549.10
12/09/2014	1085	Lundy, Jason	Travel & Expense		3,437.69	3,437.69
12/09/2014	1086	Microsoft Corporation	Software License		245.04	245.04
12/09/2014	1087	Millis, Scott	Travel & Expense		99.75	99.75
12/09/2014	1089	FedEx	Office Supplies		24.07	24.07
12/09/2014	1090	Jesse Henry	Rent - Half Moon Bay		3,800.00	3,800.00
12/11/2014	TRNSF	Payroll - USBank 65532	Payroll	929.32		929.32
12/11/2014	TRNSF	Payroll - USBank 65532	Payroll	997.9		997.90
12/12/2014	EFT	US Bank	Bank Charges		334.93	334.93
12/15/2014	1910	Germoni, Marco	Payroll - International		32,195.03	32,195.03
12/15/2014	1911	Ivan, Nardi	Payroll - International		12,339.37	12,339.37
12/15/2014	1912	Ivano, Pirovano e Meroni	Payroll - International		14,678.72	14,678.72
12/15/2014	1913	Perego, Marco	Payroll - International		22,913.19	22,913.19
12/17/2014	1909	Regus	Rent		115.36	115.36
12/17/2014	TRNSF	Payroll - USBank 65532	Payroll	36529.37		36,529.37
12/17/2014	TRNSF	Tax - USBank 65540	Payroll - Tax	14742.82		14,742.82
12/18/2014	1914	Luigi, Zanetti Alessandra	Payroll - International		13,380.56	13,380.56
12/19/2014	1093	Broadway Advisors	Chief Restructuring Officer		15,000.00	15,000.00
12/19/2014	1094	Comcast	Utilities		428.02	428.02
12/19/2014	1095	First Insurance Funding	Business Insurance		3,380.69	3,380.69
12/19/2014	1096	GE Capital	Equipment Lease		838.60	838.60
12/19/2014	1098	Jones, Neal Devin	Travel & Expense		1,708.35	1,708.35
12/19/2014	1100	Millis, Scott	Travel & Expense		967.74	967.74
12/19/2014	1102	Time Warner Cable	Utilities		439.75	439.75
12/19/2014	1103	United Healthcare	EE Benefits		19,321.05	19,321.05
12/23/2014	1107	Dell Financial Services	Equipment Lease		2,097.67	2,097.67
12/23/2014	1108	Disclosure Law Group	SEC Compliance		14,400.00	14,400.00
12/23/2014	1109	Global IP Networks	Server Storage		750.00	750.00
12/23/2014	1110	Guardian	EE Benefits		1,155.32	1,155.32
12/23/2014	1111	Jesse Henry	Rent - Half Moon Bay		3,800.00	3,800.00
12/23/2014	1112	O'Neil Storage	Office Storage		496.00	496.00
12/23/2014	1114	Regus	Rent - Texas		4,366.21	4,366.21

12/23/2014	1115	Reportit	SEC Compliance - Hotline		750.00	750.00
12/26/2014	TRNSF	Flex - USBank-19224	EE Flex Contributions	176.41		176.41
12/26/2014	TRNSF	Payroll - USBank 65532	Payroll	903.39		903.39
12/31/2014	TRNSF	Payroll - USBank 65532	Payroll	39400.95		39,400.95
12/31/2014	TRNSF	Tax - USBank 65540	Payroll - Tax	22,627.21		22,627.21
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	166,213.94	209,185.92	$375,399.86

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 12/31/2014 Balance on Statement: $908,466.75

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1088	12/9/2014	3,500.00
1091	12/19/2014	4,168.49
1092	12/19/2014	132.20
1097	12/19/2014	3,374.26
1099	12/19/2014	1,500.00
1101	12/19/2014	660.00
1104	12/23/2014	58.09
1105	12/23/2014	1,351.15
1106	12/23/2014	3,300.00
1113	12/23/2014	454.53

TOTAL OUTSTANDING CHECKS: 18,498.72

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $889,968.03

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		198,746.81
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		197,651.49
3. BEGINNING BALANCE:		1,095.32
4. RECEIPTS DURING CURRENT PERIOD:		93,329.67
(Transferred from DIP General Account)	93329.67	
Returned from Paychex	0	
5. BALANCE:		94,424.99
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Wire Sent in Error to JPMChase	0.00	
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	92,560.41	
TOTAL DISBURSEMENTS THIS PERIOD:***		92,560.41
7. ENDING BALANCE:		1,864.58

8. PAYROLL Account Number(s): USBANK-5532

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/04/2014	EFT	Paychex of New York	Wage Garnishment	138.46
12/03/2014	EFT	Paychex of New York	Payroll Taxes - (Error from USBANK-5532)	14,568.74
12/05/2014	EFT	Paychex of New York	Payroll Fees	240.86
12/11/2014	EFT	Principal Life	Benefits	550.00
12/11/2014	EFT	Principal Life	Benefits	640.18
12/18/2014	EFT	Paychex of New York	Wage Garnishment	138.46
12/19/2014	EFT	Paychex of New York	Payroll Fees	214.93
12/18/2014	EFT	Paychex of New York	Payroll	36,529.37
12/31/2014	EFT	Paychex of New York	Wage Garnishment	138.46
12/31/2014	EFT	Paychex of New York	Payroll	39,400.95

TOTAL DISBURSEMENTS THIS PERIOD: 92,560.41

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	12/31/2014	Balance on Statement:	$1,864.58

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
EFT	12/31/2014	526.66
EFT	12/31/2014	550.00

TOTAL OUTSTANDING CHECKS: 1,076.66

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $787.92

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		96,795.02
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		95,795.02
3. BEGINNING BALANCE:		1,000.00
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from DIP General Account)		72,355.04
5. BALANCE:		73,355.04
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	72,355.04	
TOTAL DISBURSEMENTS THIS PERIOD:***		72,355.04
7. ENDING BALANCE:		1,000.00

8. TAX Account Number(s): USBANK-5540

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/03/2014	EFT	Paychex of New York	Payroll - (Error from USBANK-5540)	34,985.01
12/17/2014	EFT	Paychex of New York	Payroll - Taxes	14,742.82
12/31/2014	EFT	Paychex of New York	Payroll - Taxes	22,627.21
			TOTAL DISBURSEMENTS THIS PERIOD:	72,355.04

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 12/31/2014 Balance on Statement: $1,000.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
D. (FLEXIBLE SPENDING ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR FLEX ACCOUNT REPORTS		14,777.90
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FLEX ACCOUNT REPORTS		10,425.42
3. BEGINNING BALANCE:		4352.48
4. RECEIPTS DURING CURRENT PERIOD:		
Transferred from FLEX - HSBC 32675	-	529.23
Transferred from DIP General Account	529.23	
5. BALANCE:		4,881.71
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
TOTAL DISBURSEMENTS THIS PERIOD:***		333.15
7. ENDING BALANCE:		4,548.56

8. FLEX Account Number(s): USBANK-9224

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM FLEX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/9/2014	EFT	Take Care by WW	Auto - EE Cash Disbursement from Flex Acct	263.15
12/18/2014	EFT	Take Care by WW	Service Fee	70.00
			TOTAL DISBURSEMENTS THIS PERIOD:	333.15

FLEX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 12/31/2014 Balance on Statement: $4,352.48

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $4,352.48

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	DIP General Account:	908,466.75
	DIP Payroll Account:	1,864.58
	DIP Tax Account:	1,000.00
*Other Accounts:	Flexible Spending Account:	4,548.56
	USBank-Payable Account - Closed:	0.00
	USBank-Payrole Account - Closed:	0.00
	HSBC-Operating Account - Closed:	0.00
	HSBC-Flex Account-Closed:	0.00
	HSBC-Payroll Account-Closed:	0.00
	USBank-Savings Account - Closed:	0.00
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 915,879.89

Petty Cash Transactions:

Date	Purpose	Amount
None		

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Birch (formerly Cbeyond - CA)	Mo	139.92	0	0.00
Coppertree Partners LP	Mo	3,300.00	0	0.00
Dell Financial Services	Mo	2,131.74	0	0.00
GE Capital	Mo	695.68	0	0.00
Global IP Networks	Mo	750.00	0	0.00
Premiere Global Services (Global Meet)	Mo	823.60	0	0.00
Regus USA	Mo	3,994.54	0	0.00
Zvelo (1)	Qtr	6,000.00	0	0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
			TOTAL DUE:	0.00

(1) Debtor is currently in negotiations with Zvelo.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	
State Withholding	0.00	0.00	
FICA- Employer's Share	0.00	0.00	
FICA- Employee's Share	0.00	0.00	
Federal Unemployment	0.00	0.00	
Sales and Use	0.00	0.00	
Real Property	0.00	0.00	
Other:			
TOTAL:	0.00	0.00	

(1) All payroll taxes paid to Paychex in conjunction with Payroll Processing

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	30,882.26		
31 - 60 days	3,718.37		
61 - 90 days			
91 - 120 days			
Over 120 days			
TOTAL:	34,600.63	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	CNA Insurance	$2.0M	10/1/2015	1/1/2015
Worker's Compensation	CNA Insurance	$1.0M	10/1/2015	1/1/2015
Casualty	CNA Insurance	$1.0M	10/1/2015	1/1/2015
Vehicle	CNA Insurance	$1.0M	10/1/2015	1/1/2015
Others: D&O Insurance	National Union Fire Insurance	$5.0M	5/1/2015	5/1/2015
D&O Insurance	Colony Insurance Company	$5.0M	5/1/2015	5/1/2015

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2014	75.00	325.00	21-Oct-2014	325.00	0.00
31-Dec-2014	901,936.98	4,875.00	15-Jan-2014	4,875.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		5,200.00		5,200.00	0.00

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Scott Millis	10/7/2014	Pre:$8,039 & Post: $7,308/Biweekly,	14,616.00
Johanna Kirsten Bay	10/7/2014	Pre:$12,475 & Post: $11,539/Biweekly,	23,078.40
John Vong	10/7/2014	Pre:$7,193 & Post: $6,539/Biweekly - Final	0.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Johanna Kirsten Bay	10/7/2014	Travel & Expenses - Bankruptcy & Marketing	6,007.45
		Marketing/Sales and bankruptcy appearances	
Scott Milis	10/7/2014	Travel & Expenses - IT	1,067.49

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

ISC8, Inc.
Profit & Loss
December 2014

	Dec 14
Ordinary Income/Expense	
Expense	
60000 · OVERHEAD	
60001 · INDIRECT LABOR	7,692.31
60017 · PAYROLL TAXES	0.00
60031 · CONFERENCES & SEMINARS	1,028.86
60036 · MOVING & REARRANGE	976.66
60042 · OFFICE SUPPLIES	353.78
60057 · TELEPHONE & COMM	727.72
60063 · EQUIPMENT LEASE	307.24
60066 · BLDG & STORAGE RENT-NonCorp	5,116.21
60074 · OUTSIDE SERVICES	925.00
Total 60000 · OVERHEAD	17,127.78
70000 · G & A Expenses	
70001 · INDIRECT LABOR	6,731.20
70002 · OFFICERS LABOR	23,078.40
70003 · MARKETING LABOR	15,385.60
70031 · CONFERENCES & SEMINARS	20,000.00
70038 · FEES & REGISTRATION	579.00
70042 · OFFICE SUPPLIES	(8.54)
70050 · TRAVEL	2,969.03
70053 · MEALS	1,108.24
70055 · MARKETING TRAVEL	2,135.40
70057 · TELEPHONE & COMM	2,173.07
70063 · EQUIPMENT LEASE	307.24
70066 · BLDG & STORAGE RENT-NonCo	11,097.59
70067 · TAXES & LICENSES	219.12
70072 · AUDIT & TAX PREPARATION	3,500.00
70073 · LEGAL EXPENSE	18,792.26
70074 · OUTSIDE SERVICES	17,675.39
70076 · WEBSITE MAINTENANCE	1,619.50
70079 · STOCK SVC/LISTING FEES	1,351.15
70083 · BUSINESS & BANK FEES	334.93
Total 70000 · G & A Expenses	129,048.58
79000 · ALLOCATION ACCOUNTS	
79100 · FACILITIES ALLOCATION	
7910005 · BUSINESS INSURANCE	(7,168.00)
7930016 · TELEPHONE & COMM EXP	245.04
Total 79100 · FACILITIES ALLOCATION	(6,922.96)
79200 · FRINGE BENEFIT ALLOCATION	
7920010 · GROUP INSURANCE	15,415.42
7920015 · PAYROLL TAX EXPENSE	10,489.17

ISC8, Inc.
Profit & Loss
December 2014

	Dec 14
7920019 · VACATION EXPENSE	72.00
7920020 · HOLIDAY EXPENSE	144.00
Total 79200 · FRINGE BENEFIT ALLOCATION	26,120.59
Total 79000 · ALLOCATION ACCOUNTS	19,197.63
8200 · DIRECT IR&D COSTS	
8210 · IR&D DIRECT LABOR	57,224.00
8227 · IR&D Royalty Expense	7,500.00
Total 8200 · DIRECT IR&D COSTS	64,724.00
Total Expense	230,097.99
Net Ordinary Income	(230,097.99)
Other Income/Expense	
Other Expense	
9110 · INTEREST EXPENSE	44,318.32
Total Other Expense	44,318.32
Net Other Income	(44,318.32)
Net Income	(274,416.31)

ISC8, Inc.
Balance Sheet
As of December 31, 2014

	Dec 31, 14
ASSETS	
Current Assets	
Checking/Savings	
1000 · Cash & Cash Equivalents	
1003 · AFLAC FLEX SPENDING	4,548.56
1012 · US Bank DIP Operating Acct 5565	889,968.03
1013 · US Bank DIP Payroll Acct #5532	238.32
1014 · US Bank DIP Tax Acct #5540	1,000.00
Total 1000 · Cash & Cash Equivalents	895,754.91
Total Checking/Savings	895,754.91
Accounts Receivable	
1050 · Accounts Receivable	
1051 · Accounts Receivable Trade	88,242.38
1052 · Allowance for Bad Debt-Trade	(88,242.38)
1053 · Other Receivables	7,784.25
1054 · Cobra Receivable	12,082.51
Total 1050 · Accounts Receivable	19,866.76
Total Accounts Receivable	19,866.76
Other Current Assets	
1059 · Irvine Sensors Receivable	11,893.79
1062 · Allowance-Other Receivable	(6,996.98)
1100 · Unbilled	
1103 · Unbilled Accounts Receivable	110,709.15
Total 1100 · Unbilled	110,709.15
1200 · INVENTORY, NET	
1210 · DEMO INVENTORY	120,567.54
Total 1200 · INVENTORY, NET	120,567.54
1500 · Prepaid Expenses	
1501 · DEPOSITS	270.00
1502 · PREPAID EXPENSE	(0.03)
1504 · PREPAID LIABILITY INSUR	21,733.86
Total 1500 · Prepaid Expenses	22,003.83
Total Other Current Assets	258,177.33
Total Current Assets	1,173,799.00
Fixed Assets	
1600 · Property, Plant & Equip	

ISC8, Inc.
Balance Sheet
As of December 31, 2014

	Dec 31, 14
1601 · ENGINEERING & PROD EQUIP	257,183.70
1602 · FURNITURE & FIXTURES	2,047.23
1603 · OFFICE COMPUTERS	130,582.98
1604 · COMPUTER SOFTWARE	103,116.70
1606 · Capital Lease Assets Farnam	0.11
1607 · Capital Lease Asset Dell	58,083.09
Total 1600 · Property, Plant & Equip	551,013.81
1650 · Accumulated Depr & Amort	
1651 · A/D -ENGINRG & PROD EQUIP	(257,183.70)
1652 · A/D - FURNITURE & FIXTURE	(2,047.24)
1653 · A/D - OFFICE COMPUTERS	(130,583.03)
1654 · A/D - COMPUTER SOFTWARE	(78,896.39)
1655 · A/D - LEASEHOLD IMPROVMNT	0.02
Total 1650 · Accumulated Depr & Amort	(468,710.34)
Total Fixed Assets	82,303.47
Other Assets	
1700 · Goodwill	393,621.18
1701 · Accum Amort - GW Impairment	(393,621.18)
1710 · DEPOSITS - LONG TERM	30,998.80
1720 · Patents & Trademarks	
1721 · Patents	17,827.50
1722 · Accum Amort - Patents	(14,080.81)
1723 · Trademarks	1,751.56
1724 · Accum Amortiz - Trademark	(1,751.56)
1725 · TRADENAME - BIVIO	300,000.00
1726 · ACCUM AMORT TRADENAME-BIVIO	(300,000.00)
Total 1720 · Patents & Trademarks	3,746.69
1740 · SOFTWARE TECHNOLOGY-BIVIO	500,000.00
1741 · ACCUM AMORT - SOFTWARE BIVIO	(152,371.20)
1742 · CUSTOMER RELATIONSHIP-BIVIO	100,000.00
1743 · ACCUM AMORT-CSMR RELATION BIVIO	(100,000.00)
1790 · Deferred Costs	31,872.33
1800 · IntraCompany	
1805 · Interco Rec(Pay)- ISC8 Malaysia	98,856.60
Total 1800 · IntraCompany	98,856.60
1810 · INTERCOMPANY RECEIVABLE - UK	3,739,804.32
1900 · INVESTMENT IN SUB - BIVIO	(278,935.00)
1901 · Investment in ISC8 Malaysia	17,916.62
Total Other Assets	3,991,889.16

ISC8, Inc.
Balance Sheet
As of December 31, 2014

	Dec 31, 14
TOTAL ASSETS	5,247,991.63
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
2000 · Accounts Payable	
2001 · ACCOUNTS PAYABLE - TRADE	1,468,133.54
Total 2000 · Accounts Payable	1,468,133.54
Total Accounts Payable	1,468,133.54
Other Current Liabilities	
2020 · Accrued Salaries	
2021 · ACCRUED PAYROLL (GROSS)	10,000.64
2023 · ACCRUED BONUS	255,553.01
2033 · FLEX - DEPENDENT CARE	2,065.76
2034 · FLEX - MEDICAL	266.08
2039 · ACCRUED SEVERANCE	463,462.41
Total 2020 · Accrued Salaries	731,347.90
2090 · Other Accrued Expenses	
2096 · ACCRUED ROYALTIES	288,734.00
2097 · ACCRUED INTEREST PAYABLE	1,080,135.79
2099 · ACCRUED PROPERTY TAX	750.67
2100 · ACCRD DELAWARE FRANCHISE	15,000.00
2103 · ACCRUED ESBP CONTRIBUTION	117,054.92
2105 · ACCRUED AUDIT & TAX PREP	186,334.00
2106 · ACCRUED EXPENSES	443,315.97
2110 · Pension Liability - ST	184,700.00
2112 · 83b Election	7.00
Total 2090 · Other Accrued Expenses	2,316,032.35
2200 · DEFERRED REVENUE	111,041.47
2250 · ACCRUED LOSS ON CONTRACT	6,537.00
2260 · Advance Billings on Contracts	92,626.27
2270 · Customer Deposits	75,000.00
2450 · Short Term Notes Payable	
2461 · ST-Sr Sub Convertible 2013 NP	589,600.90
2463 · ST- JP Turner 2013 NP	862,000.00
2466 · 2014 Sr Sub. $3.5M Bridge N/P	575,000.00
2469 · 2014 Sr Sub. $6.0M Bridge N/P	5,153,241.40
2471 · Derivative Disc-$6.0M Bridge	0.01
2472 · ST - 2014 DIP $3.0M N/P	1,775,000.00

ISC8, Inc.
Balance Sheet
As of December 31, 2014

	Dec 31, 14
Total 2450 · Short Term Notes Payable	8,954,842.31
2475 · ST - Capital Lease Obligations	
2476 · ST-Capital Lease Oblig-West Fin	15,762.60
2477 · ST-Capital Lease Oblig-Univest	16,166.04
2478 · ST-Capital Lease Oblig - Farnam	208,743.66
2479 · ST-Capital Lease Oblig - Dell	25,172.04
Total 2475 · ST - Capital Lease Obligations	265,844.34
2490 · Derivative Liability - ST	405,252.78
Total Other Current Liabilities	12,958,524.42
Total Current Liabilities	14,426,657.96
Long Term Liabilities	
2500 · Long Term Notes Payable	
2501 · LT Portion N/P-Jr Sec Promis	1,353,776.87
2502 · LT Portion-JR Sec PNP-Discount	(326,613.40)
Total 2500 · Long Term Notes Payable	1,027,163.47
2550 · Pension Liability - LT	874,183.93
2575 · Derivative Liability - LT	392,100.00
2600 · Capital Lease Obligations - LT	
2601 · LT - Cap Lease Western Finan	5,202.82
2602 · LT - Cap Leaase - Univest Capit	5,698.77
2604 · LT - Cap Lease - Dell	33,541.08
Total 2600 · Capital Lease Obligations - LT	44,442.67
Total Long Term Liabilities	2,337,890.07
Total Liabilities	16,764,548.03
Equity	
3002 · PREFERRED STOCK-SERIES B	8.66
3004 · PREFERRED STOCK-SERIES D	27.82
3050 · COMMON STOCK	2,550,819.33
3100 · PAID IN CAPITAL	232,183,192.54
3152 · Deferred Comp Liab-Rabbi Trust	773,234.00
3153 · Common Stock Held by Rabbi Trus	(773,234.00)
3154 · Minority Interest Subsidiaries	324,395.00
3201 · RETAINED EARNINGS	(245,711,674.95)
Net Income	(863,324.80)
Total Equity	(11,516,556.40)
TOTAL LIABILITIES & EQUITY	5,247,991.63

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x	

The only payments made on pre-petition unsecured debt is pursuant to the pre-petition wage order entered in this case [Doc. #10]

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	x	

No.

3. State what progress was made during the reporting period toward filing a plan of reorganization

The Court set a deadline of January 21, 2015 for the Debtor to file its plan and disclosure statement. See, Scheduling Order Regarding Chapter 11 Status Conference [Doc. #133] entered on November 26, 2014. In December, the Debtor determined that it was in the best interests of its business, its estate and creditors to move forward with an asset sale of its business as a going concern. On December 9, 2014, the Debtor filed its emergency motion to approve, among other things, bid procedures and to set an auction and sale hearing [Doc. #146] (the "Bid Procedures Motion"). The Bid Procedures Motion was approved at a hearing held on December 11, 2014 and pursuant to Court order entered on January 5, 2015 [Doc. #173].

4. Describe potential future developments which may have a significant impact on the case:

See above. The Debtor filed and obtained approval of the Bid Procedures Motion. The Debtor began negotiations of an asset purchase agreement with certain of its insiders, which is described more thoroughly in the Debtor's sale motion [Doc. #179] filed on January 8, 2015.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x	

N/A

I, Alfred M. Masse,
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

1/15/2015
Date

[signature]
CRO for debtor-in-possession